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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2000


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                        0-23108                      51-0020270
   --------                        -------                      ----------
  (State of                      (Commission                  (IRS Employer
 Organization)                  File Number)                Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                  19720
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------


Former name or former address, if changed since last report:  Not Applicable



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                      The Exhibit Index appears on Page 4

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Item 5.    Other Events

                  Series 2000-5. On June 6, 2000, $1,200,000,000 aggregate
principal amount of Series 2000-5 Floating Class A Credit Card Pass-Through Certificates and $63,158,000 aggregate principal amount of Series 2000-5 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of June 6, 2000, for Series 2000-5 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.    Exhibits


Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated January 29, 1999 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated February 9, 1999).

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc., dated May 25, 2000.

Exhibit 4.1 Series Supplement with respect to Series 2000-5 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of June 6, 2000.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of June 6, 2000.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-5, dated as of June 6, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Discover Card Master Trust I
                                       (Registrant)


                                       By:     Greenwood Trust Company
                                               (Originator of the Trust)


Date:  June 6, 2000                    By:     /s/ John J. Coane
                                               ---------------------------------
                                               John J. Coane
                                               Vice President, Chief Accounting
                                               Officer, Treasurer and Assistant
                                               Secretary



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                                INDEX TO EXHIBITS


Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated January 29, 1999 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated February 9, 1999).

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc., dated May 25, 2000.

Exhibit 4.1 Series Supplement with respect to Series 2000-5 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of June 6, 2000.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of June 6, 2000.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-5, dated as of June 6, 2000.



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